                        SEMIANNUAL REPORT / APRIL 30 2001

                             AIM GLOBAL GROWTH FUND


                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                           IRISES BY VINCENT VAN GOGH

        VAN GOGH'S PAINTING OF INDIGO IRISES IS ONE OF HIS MASTERPIECES,

           PARTLY BECAUSE THE FLOWER HAS SUCH UNIVERSAL APPEAL. NAMED

           FOR THE GREEK GODDESS OF THE RAINBOW, IRISES GROW ALL OVER

         THE GLOBE. LIKE THE APPRECIATION OF BEAUTIFUL ART AND FLOWERS,

          INVESTING HAS CAUGHT THE IMAGINATION AND INTEREST OF PEOPLE

                             THROUGHOUT THE WORLD.

                     -------------------------------------

AIM Global Growth Fund is for shareholders who seek long-term growth of capital. The fund invests in a portfolio of global equity securities of companies with strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o The fund's average annual total returns (including sales charges) for periods ended 4/30/01 are as follows. Class A shares, inception (9/15/94), 10.20%; five years, 6.47%; one year, -38.25%. Class B shares, inception (9/15/94) 10.42%; five years, 6.62%; one year, -38.72%. Class C shares, inception (8/4/97) 2.34%; one year, -36.13%.
o In addition to returns as of the close of the reporting period industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/01, the most recent calendar quarter-end, which were as follows. Class A shares, inception (9/15/94), 9.12%; five years, 5.66%; one year, -47.10%. Class B shares, inception (9/15/94), 9.35%; five years 5.79%; one year -47.50%. Class C shares, inception (8/4/97); 0.38%; one year -45.32%.
o   Past performance cannot guarantee comparable future results.
o DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The MSCI World Growth Index measures the performance of the MSCI World companies with higher price/book ratios and higher forecasted growth values.
o The MSCI Value Index measures the performance of the MSCI World companies with lower price/book ratios and lower forecasted growth values.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                             AIM GLOBAL GROWTH FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    The six months ended April 30, 2001, the period covered by
[PHOTO OF           this report, were among the most difficult we have seen in
ROBERT H.           equity markets in years. Major indexes, both foreign and
GRAHAM]             domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                        What's the lesson? Well, just as the dot-com disaster
                    taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                        During the long bull market, which ran from 1982 until
                    last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
    Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
    Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
    Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
The last six months have tested the patience of most investors, and we'd like to thank you for your confidence in us as we look forward to what we hope will be less trying markets the rest of this year. Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                             AIM GLOBAL GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

ECONOMIC DOWNTURN HURTS FUND PERFORMANCE

HOW DID AIM GLOBAL GROWTH FUND PERFORM OVER THE REPORTING PERIOD?
Concern over declining corporate earnings growth and a slowing economy caused major stock-market indexes worldwide to plummet during the reporting period. Consequently, AIM Global Growth Fund faced a difficult period during the six months ended April 30, 2001, with returns of -28.78% for Class A shares, -28.96% for Class B shares and -28.92% for Class C shares, excluding sales charges.
The fund's benchmark, the MSCI World Index, reported a -10.74% return over the same time frame. Most of the fund's underperformance can be attributed to the U.S. technology stocks it held earlier in the reporting period.
   It's worth noting that for the month of April, the fund slightly outperformed the MSCI World Index with returns of 7.49% for Class A shares, 7.46% for Class B shares and 7.52% for Class C shares (excluding sales charges), compared with a 7.34% return for the index.

WHAT WERE THE MAJOR TRENDS IN GLOBAL MARKETS OVER THE REPORTING PERIOD?
In the wake of a worldwide economic slowdown and rising energy costs, a number of high-profile companies issued warnings that their earnings would not meet expectations. Global competition also reduced the ability of companies to raise prices for their products and services. The ensuing market sell-off affected nearly all sectors, with technology stocks being especially hard hit.
   In the United States, the Federal Reserve Board (the Fed) began cutting interest rates to stimulate economic growth. During the fourth quarter of 2000, the nation's gross domestic product grew at an annualized rate of only 1%, raising the specter of recession. In four moves during the reporting period, the Fed lowered the federal funds rate from 6.5% to 4.5%. Despite the cuts, markets remained volatile as investors continued to worry about the economy and corporate earnings growth.
   Throughout most of the period, international currencies including the euro, the British pound sterling and the yen fell against the U.S. dollar, a trend that hurt regional firms but benefited exporters.
   Worldwide, investors favored value stocks over growth stocks. For example, the MSCI World Value Index outperformed the MSCI World Growth Index by 16 percentage points over the six-month period. Investors sold stocks that they considered overvalued, regardless of those companies' growth rates. Mid- and small-cap stocks fared better than large-cap stocks throughout the period.

WHAT HAPPENED IN EUROPE OVER THE FISCAL YEAR?
The European Central Bank disappointed investors by refusing to cut interest rates over the six-month period. The undetermined effects of livestock diseases also unnerved investors.
   On the bright side, Europe's 2001 forecasts for corporate earnings and economic growth are higher than those projected for the United States. Tax cuts, which took effect in Germany, France, Italy and elsewhere in the first quarter of 2001, are beginning to boost consumer confidence. And while the euro remains weak against the U.S. dollar, it has appreciated about 7% since its October
2000 low.

WHAT WERE THE MAJOR MARKET DEVELOPMENTS IN ASIA?
Like markets around the world, the Japanese stock market was hard hit by lower profit forecasts and fears of a global economic slowdown. But Japan also faces problems of its own: a stagnant economy hovering on the brink of recession, a struggling banking system, a stock market near 16-year lows and a government torn by dissension. Deflation continues to hit Japan's economy, and for companies, falling prices mean lower sales and greater difficulty repaying loans.
   Outside Japan, Asian stock markets fell with the Nasdaq. An export-driven region, Asia is closely tied to U.S. and European growth and to the performance of the U.S. technology sector. Asian markets turned in a mixed (though mostly weaker) performance during the six-month period.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                             AIM GLOBAL GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

                                   [PICTURE]

PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets

                                   [PICTURE]

===================================================================================================================================
TOP 10 HOLDINGS                             TOP 10 INDUSTRIES                                TOP 10 COUNTRIES
-----------------------------------------------------------------------------------------------------------------------------------
 1. Aventis S.A. (France)            1.93%   1. Health Care (Drugs--Generic & Other)  9.29%   1. United States   46.70%

 2. TotalFinaElf S.A. (France)       1.73    2. Financial (Diversified)               6.01    2. France          10.64

 3. Sanofi-Synthelabo S.A. (France)  1.60    3. Banks (Major Regional)                4.51    3. Japan            7.27   [ARTWORK]

 4. Novo Nordisk A.S. - Class B              4. Oil (International Integrated)        4.25    4. United Kingdom   6.04
    (Denmark)                        1.52

 5. J.P. Morgan Chase & Co. (U.S.)   1.48    5. Computers (Software & Services)       3.42    5. Switzerland      3.08

 6. BNP Paribas S.A. (France)        1.48    6. Electronics (Semiconductors)          3.32    6. Canada           2.51

 7. Nestle S.A. (Switzerland)        1.47    7. Natural Gas                           3.13    7. Israel           2.22

 8. Bombardier Inc. - Class B                8. Oil & Gas (Drilling & Equipment)      3.12    8. Denmark          2.08
    (Canada)                         1.35

 9. AOLTime Warner Inc. (U.S.)       1.35    9. Health Care (Drugs--Major                     9. Netherlands      1.70
                                                Pharmaceuticals)                      3.11

10. Applied Materials, Inc. (U.S.)   1.32   10. Equipment (Semiconductors)            3.03   10. Hong Kong        1.66


The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

===================================================================================================================================

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
At the beginning of 2001, the fund held high-quality, large-cap technology stocks, which suffered a bear market during the first few months of the year. We pared the fund's technology exposure from about 34% as of December to about 17% as of April 30, 2001. However, we increased the fund's semiconductor holdings because of attractive valuations and growth potential in this area.
   Over the reporting period, we eliminated the fund's biotechnology position and redistributed assets into mid- and large-cap pharmaceutical company stocks such as Aventis, Sanofi-Synthelabo and Novo Nordisk. We also added energy stocks such as TotalFinaElf.

IN WHAT COUNTRIES DID THE FUND HAVE INVESTMENTS?
Country allocations are determined by the portfolio's stock-selection process, and as of April 30, 2001, the fund maintained an approximate 53-47 balance between U.S. and international stocks. The fund is underweight Japan as compared to its benchmark index, the MSCI World Index, due to the country's political and economic weakness. The fund's European exposure increased as we took advantage of opportunities in France and the United Kingdom. As of April 30, 2001, U.S. holdings made up about 47% of the fund, European holdings about 28%, Asian about 13% and Latin American about 2%.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS AS OF APRIL 31, 2001?

o Aventis--the merged pharmaceutical operations of Rhone-Poulenc and Hoechst--is one of the world's largest drug companies. Its products include Allegra (allergies), Taxotere (cancer), Lovenox (thrombosis) and Amaryl (diabetes).
o TotalFinaElf explores for, produces, refines and trades natural gas and petroleum products.
o Sanofi-Synthelabo, a Paris-based drug manufacturer, specializes in cardiovascular, central nervous system, oncological and internal-medicine drugs. It was formed when French firms Sanofi and Synthelabo merged in 1999.

                     -------------------------------------

                         ECONOMIC GROWTH HAS SLOWED IN

                         EUROPE, BUT TO A LESSER EXTENT

                         THAN IN THE UNITED STATES. IN

                          ADDITION, TAX CUTS AND LABOR

                            REFORMS IN EUROPE COULD

                           BOOST CONSUMER CONFIDENCE.

                     -------------------------------------

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
With global growth momentum slowing, central banks around the world have begun slashing interest rates. This should bode well for economies worldwide.
   In Japan, the general outlook is weak due to political concerns, declining overseas demand, deflationary pressures and a domestic slowdown. However, Asia's economy (excluding Japan) is expected to grow faster than U.S. and European economies this year.

          See important fund and index disclosures inside front cover.

                             AIM GLOBAL GROWTH FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
   AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
   Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

                             AIM GLOBAL GROWTH FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                     MARKET
                                      SHARES         VALUE
DOMESTIC COMMON STOCKS-46.70%

BIOTECHNOLOGY-1.09%

IDEC Pharmaceuticals Corp.(a)          259,000   $   12,742,800
===============================================================

COMMUNICATIONS EQUIPMENT-1.10%

Comverse Technology, Inc.(a)           187,000       12,809,500
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-1.91%

Microsoft Corp.(a)                     171,000       11,585,250
---------------------------------------------------------------
VERITAS Software Corp.(a)              180,000       10,729,800
===============================================================
                                                     22,315,050
===============================================================

DISTRIBUTORS (FOOD & HEALTH)-1.04%

Cardinal Health, Inc.                  180,000       12,132,000
===============================================================

ELECTRICAL EQUIPMENT-1.25%

General Electric Co.                   300,000       14,559,000
===============================================================

ELECTRONICS
  (INSTRUMENTATION)-0.91%

Waters Corp.(a)                        203,000       10,596,600
===============================================================

ELECTRONICS (SEMICONDUCTORS)-2.90%

Analog Devices, Inc.(a)                305,000       14,429,550
---------------------------------------------------------------
Texas Instruments Inc.                 330,000       12,771,000
---------------------------------------------------------------
Xilinx, Inc.(a)                        140,000        6,645,800
===============================================================
                                                     33,846,350
===============================================================

ENTERTAINMENT-1.34%

AOLTime Warner Inc.(a)                 310,500       15,680,250
===============================================================

EQUIPMENT (SEMICONDUCTOR)-3.03%

Applied Materials, Inc.(a)             281,000       15,342,600
---------------------------------------------------------------
KLA-Tencor Corp.(a)                    115,000        6,320,400
---------------------------------------------------------------
Teradyne, Inc.(a)                      346,600       13,690,700
===============================================================
                                                     35,353,700
===============================================================

FINANCIAL (DIVERSIFIED)-6.01%

American Express Co.                   306,000       12,986,640
---------------------------------------------------------------
Citigroup Inc.                         250,000       12,287,500
---------------------------------------------------------------
Fannie Mae                             170,000       13,644,200
---------------------------------------------------------------
Freddie Mac                            210,000       13,818,000
---------------------------------------------------------------
J.P. Morgan Chase & Co.                360,000       17,272,800
===============================================================
                                                     70,009,140
===============================================================

HEALTH CARE (DIVERSIFIED)-2.21%

American Home Products Corp.           200,000       11,550,000
---------------------------------------------------------------
IVAX Corp.(a)                          355,000       14,217,750
===============================================================
                                                     25,767,750
===============================================================

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.69%

Andrx Group(a)                         130,000        7,670,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
HEALTH CARE (DRUGS-GENERIC &
  OTHER)-(CONTINUED)

Forest Laboratories, Inc.(a)           196,000   $   11,985,400
===============================================================
                                                     19,655,400
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-3.11%

Allergan, Inc.                         170,000       12,920,000
---------------------------------------------------------------
Pfizer Inc.                            269,000       11,647,700
---------------------------------------------------------------
Pharmacia Corp.                        223,000       11,653,980
===============================================================
                                                     36,221,680
===============================================================

HEALTH CARE (HOSPITAL MANAGEMENT)-0.96%

HCA-Healthcare Co. (The)               290,000       11,223,000
===============================================================

HEALTH CARE (MANAGED CARE)-1.12%

UnitedHealth Group Inc.                200,000       13,096,000
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.94%

Medtronic, Inc.                        245,000       10,927,000
===============================================================

INSURANCE (MULTI-LINE)-1.02%

American International Group,
  Inc.                                 145,000       11,861,000
===============================================================

INVESTMENT BANKING/BROKERAGE-2.23%

Goldman Sachs Group, Inc. (The)        130,000       11,843,000
---------------------------------------------------------------
Morgan Stanley Dean Witter & Co.       225,000       14,127,750
===============================================================
                                                     25,970,750
===============================================================

NATURAL GAS-3.13%

Dynegy Inc. -- Class A                 199,000       11,512,150
---------------------------------------------------------------
El Paso Corp.                          185,000       12,728,000
---------------------------------------------------------------
Enron Corp.                            195,000       12,230,400
===============================================================
                                                     36,470,550
===============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-3.12%

Baker Hughes Inc.                      322,000       12,651,380
---------------------------------------------------------------
Nabors Industries, Inc.(a)             180,000       10,731,600
---------------------------------------------------------------
Transocean Sedco Forex Inc.            240,000       13,027,200
===============================================================
                                                     36,410,180
===============================================================

OIL & GAS (EXPLORATION & PRODUCTION)-2.11%

Anadarko Petroleum Corp.               180,000       11,631,600
---------------------------------------------------------------
Apache Corp.                           202,000       12,919,920
===============================================================
                                                     24,551,520
===============================================================

POWER PRODUCERS
  (INDEPENDENT)-1.16%

Calpine Corp.(a)                       237,400       13,529,426
===============================================================

RETAIL (BUILDING SUPPLIES)-1.03%

Home Depot, Inc. (The)                 255,000       12,010,500
===============================================================

RETAIL (GENERAL MERCHANDISE)-1.00%

Wal-Mart Stores, Inc.                  225,000       11,641,500
===============================================================

                                                     MARKET
                                      SHARES         VALUE
SERVICES (DATA PROCESSING)-1.29%

DST Systems, Inc.(a)                    31,000   $    1,522,720
---------------------------------------------------------------
First Data Corp.                       200,000       13,488,000
===============================================================
                                                     15,010,720
===============================================================
    Total Domestic Common Stocks
      (Cost $498,447,170)                           544,391,366
===============================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-47.03%

AUSTRALIA-1.61%

AMP Ltd. (Insurance-Life/Health)       725,240        7,398,173
---------------------------------------------------------------
Computershare Ltd.-Wts.,
  expiring 07/26/01 (Computers-
  Software & Services)(b)              100,000            2,601
---------------------------------------------------------------
Foster's Brewing Group Ltd.
  (Beverages- Alcoholic)             4,520,300       11,366,505
===============================================================
                                                     18,767,279
===============================================================

BRAZIL-0.85%

Companhia de Bebidas das
  Americas-ADR
  (Beverages-Alcoholic)                408,600        9,969,840
===============================================================

CANADA-2.51%

Biovail Corp. (Health
  Care-Drugs-Generic & Other)(a)       344,300       13,524,104
---------------------------------------------------------------
Bombardier Inc. -- Class B
  (Aerospace/ Defense)               1,088,020       15,691,404
===============================================================
                                                     29,215,508
===============================================================

DENMARK-2.08%

Novo Nordisk A.S. -- Class B
  (Health Care-Drugs-Generic &
  Other)                               466,500       17,739,223
---------------------------------------------------------------
Vestas Wind Systems A.S.
  (Manufacturing-Specialized)          138,400        6,463,409
===============================================================
                                                     24,202,632
===============================================================

FRANCE-10.64%

Aventis S.A.
  (Chemicals-Diversified)(a)           290,600       22,511,519
---------------------------------------------------------------
BNP Paribas S.A. (Banks-Major
  Regional)                            193,500       17,204,563
---------------------------------------------------------------
Havas Advertising S.A.
  (Services-Advertising/
  Marketing)                           287,600        3,797,404
---------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)          48,320        8,322,378
---------------------------------------------------------------
PSA Peugeot Citroen (Automobiles)       39,200       11,197,008
---------------------------------------------------------------
Sanofi-Synthelabo S.A. (Health
  Care-Drugs-Generic & Other)          310,300       18,613,302
---------------------------------------------------------------
Sodexho Alliance S.A.
  (Services-Commercial &
  Consumer)(a)                         111,200        5,476,369
---------------------------------------------------------------
TotalFinaElf S.A.
  (Oil-International Integrated)       135,359       20,178,616
---------------------------------------------------------------
Vinci S.A. (Construction-Cement &
  Aggregates)                          190,400       11,150,795
---------------------------------------------------------------
Vivendi Environnement
  (Services-Commercial &
  Consumer)(a)                         126,400        5,536,269
===============================================================
                                                    123,988,223
===============================================================

GERMANY-0.79%

Altana A.G. (Health
  Care-Drugs-Generic & Other)           76,050        9,177,684
===============================================================

                                                     MARKET
                                      SHARES         VALUE

HONG KONG-1.66%

China Mobile Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)              1,766,000   $    8,695,269
---------------------------------------------------------------
Johnson Electric Holdings Ltd.
  (Electrical Equipment)             3,325,000        6,245,833
---------------------------------------------------------------
Shangri-La Asia Ltd.
  (Lodging-Hotels)                   4,558,000        4,470,919
===============================================================
                                                     19,412,021
===============================================================

IRELAND-0.95%

Bank of Ireland (Banks-Major
  Regional)                          1,150,000       11,112,728
===============================================================

ISRAEL-2.22%

Check Point Software Technologies
  Ltd. (Computers-Software &
  Services)(a)                         170,000       10,664,100
---------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Health
  Care-Drugs-Generic & Other)          278,700       15,175,215
===============================================================
                                                     25,839,315
===============================================================

ITALY-1.26%

Alleanza Assicurazioni (Insurance
  Brokers)                             475,800        6,024,810
---------------------------------------------------------------
Ente Nazionale Idrocarburi S.p.A.
  (Oil & Gas-Refining &
  Marketing)(a)                      1,274,200        8,728,706
===============================================================
                                                     14,753,516
===============================================================

JAPAN-7.27%

Advantest Corp.
  (Electronics-Instrumentation)          6,900          791,332
---------------------------------------------------------------
Crayfish Co., Ltd.-ADR
  (Computers-Software &
  Services)(a)(c)                       15,220          131,592
---------------------------------------------------------------
Fuji Photo Film Co., Ltd.
  (Photography/Imaging)                128,000        5,159,160
---------------------------------------------------------------
Hirose Electric Co., Ltd.
  (Electronics-Component
  Distributors)                         44,000        4,159,443
---------------------------------------------------------------
Hoya Corp.
  (Manufacturing-Specialized)           50,000        3,277,892
---------------------------------------------------------------
Murata Manufacturing Co., Ltd.
  (Electronics-Component
  Distributors)                         68,000        5,718,263
---------------------------------------------------------------
NEC Corp. (Computers-Hardware)         358,000        6,533,851
---------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long
  Distance)                                478        3,036,947
---------------------------------------------------------------
NTT Data Corp. (Computers-Software
  & Services)(a)                           318        2,053,855
---------------------------------------------------------------
NTT DoCoMo, Inc.
  (Telecommunications-
  Cellular/Wireless)                       424        8,716,442
---------------------------------------------------------------
Ricoh Co., Ltd. (Office Equipment
  & Supplies)                          230,000        4,309,417
---------------------------------------------------------------
Rohm Co. Ltd.
  (Electronics-Component
  Distributors)                         17,000        2,999,474
---------------------------------------------------------------
Sanyo Electric Co., Ltd.
  (Electronics-Component
  Distributors)                      1,332,000        8,236,397
---------------------------------------------------------------
Sharp Corp. (Electrical Equipment)     435,000        5,981,668
---------------------------------------------------------------
Sony Corp. (Electrical Equipment)      113,400        8,480,563
---------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Health Care-Drugs-Generic &
  Other)                               115,000        5,547,327
---------------------------------------------------------------
Tokyo Electron Ltd. (Electronics-
  Semiconductors)                       67,000        4,880,418
---------------------------------------------------------------
Trend Micro Inc.
  (Computers-Software &
  Services)(a)                          52,550        2,377,520
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
JAPAN-(CONTINUED)

Trend Micro Inc.-Bonus Shares
  (Computers-Software &
  Services)(a)(c)                       52,550   $    2,377,520
===============================================================
                                                     84,769,081
===============================================================

MEXICO-1.21%

America Movil S.A. de C.V.-Series
  L-ADR (Telecommunications-
  Cellular/Wireless)(a)                137,300        2,526,320
---------------------------------------------------------------
Coca-Cola Femsa, S.A. de C.V.-ADR
  (Beverages-Non-Alcoholic)             85,800        1,673,100
---------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.-
  Class L-ADR (Telephone)              137,300        4,750,580
---------------------------------------------------------------
Wal-Mart de Mexico S.A. de
  C.V.--Series C (Retail-General
  Merchandise)                       2,327,000        5,151,566
===============================================================
                                                     14,101,566
===============================================================

NETHERLANDS-1.70%

Koninklijke Ahold N.V.
  (Retail-Food Chains)(a)              184,000        5,714,534
---------------------------------------------------------------
Royal Dutch Petroleum Co.
  (Oil-International Integrated)       103,340        6,180,496
---------------------------------------------------------------
VNU N.V. (Publishing)                  189,630        7,883,364
===============================================================
                                                     19,778,394
===============================================================

SINGAPORE-0.90%

DBS Group Holdings Ltd.
  (Banks-Money Center)                 603,283        5,267,545
---------------------------------------------------------------
Keppel Corp. Ltd. (Engineering &
  Construction)                        782,600        1,349,459
---------------------------------------------------------------
Singapore Airlines Ltd. (Airlines)     484,000        3,853,926
===============================================================
                                                     10,470,930
===============================================================

SOUTH KOREA-0.99%

Korea Telecom Corp.-ADR
  (Telecommunications-Long
  Distance)                            178,000        4,918,140
---------------------------------------------------------------
Samsung Electronics Co., Ltd.
  (Electronics-Component
  Distributors)                         38,000        6,607,441
===============================================================
                                                     11,525,581
===============================================================

SPAIN-1.27%

Banco Popular Espanol S.A.
  (Banks-Major Regional)               171,600        6,127,315
---------------------------------------------------------------
Telefonica S.A. (Telephone)(a)         515,380        8,725,712
===============================================================
                                                     14,853,027
===============================================================

SWITZERLAND-3.08%

Compagnie Financiere Richemont
  A.G.-Units (Tobacco)(d)                2,530        6,270,136
---------------------------------------------------------------
Julius Baer Holding Ltd.
  A.G. -- Class B (Banks-Major
  Regional)                                835        3,619,031
---------------------------------------------------------------
Nestle S.A. (Foods)                      8,300       17,183,136
---------------------------------------------------------------
Serono S.A. -- Class B (Health
  Care-Drugs-Generic & Other)           10,700        8,818,766
===============================================================
                                                     35,891,069
===============================================================

                                                     MARKET
                                      SHARES         VALUE

UNITED KINGDOM-6.04%

BP Amoco PLC (Oil-International
  Integrated)                        1,202,000   $   10,782,528
---------------------------------------------------------------
Dixons Group PLC
  (Retail-Specialty)                 2,602,000        9,083,343
---------------------------------------------------------------
Next PLC (Retail-General
  Merchandise)                         199,400        2,610,326
---------------------------------------------------------------
Reckitt Benckiser PLC (Household
  Products-Non-Durables)               661,000        9,017,180
---------------------------------------------------------------
Royal Bank of Scotland Group PLC
  (Banks-Major Regional)               624,400       14,462,998
---------------------------------------------------------------
Shell Transport & Trading Co. PLC
  (Oil-International Integrated)     1,491,000       12,447,069
---------------------------------------------------------------
Unilever PLC (Foods)                   743,900        5,619,492
---------------------------------------------------------------
WPP Group PLC
  (Services-Advertising/
  Marketing)                           531,600        6,369,691
===============================================================
                                                     70,392,627
===============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $511,478,253)                                 548,221,021
===============================================================
                                    PRINCIPAL
                                      AMOUNT
U.S. TREASURY SECURITIES-0.17%

U.S. TREASURY BILLS-0.17%

4.37%, 06/21/01 (Cost
  $1,987,533)(e)(f)                 $2,000,000        1,987,533
===============================================================
                                      SHARES
MONEY MARKET FUNDS-5.92%

STIC Liquid Assets Portfolio(g)     34,518,609       34,518,609
---------------------------------------------------------------
STIC Prime Portfolio(g)             34,518,609       34,518,609
===============================================================
    Total Money Market Funds (Cost
      $69,037,218)                                   69,037,218
===============================================================
TOTAL INVESTMENTS-99.82% (Cost
  $1,080,950,174)                                 1,163,637,138
===============================================================
OTHER ASSETS LESS
  LIABILITIES-0.18%                                   2,124,681
===============================================================
NET ASSETS-100.00%                               $1,165,761,819
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Wts. - Warrants

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b)  Acquired as part of a unit with or in exchange for other securities.
(c) Security fair valued in accordance with the procedures established by the Board of Directors.
(d) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes common or preferred shares of the issuer.
(e) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(f) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(g) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,080,950,174)                              $1,163,637,138
-------------------------------------------------------------
Foreign currencies, at value (cost
  $123,181)                                           122,403
-------------------------------------------------------------
Receivables for:
  Investments sold                                 14,396,673
-------------------------------------------------------------
  Capital stock sold                                2,055,680
-------------------------------------------------------------
  Dividends and interest                            2,487,084
-------------------------------------------------------------
Investment for deferred compensation plan              38,417
-------------------------------------------------------------
Other assets                                           32,414
=============================================================
    Total assets                                1,182,769,809
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             7,426,010
-------------------------------------------------------------
  Capital stock reacquired                          8,203,708
-------------------------------------------------------------
  Deferred compensation plan                           38,417
-------------------------------------------------------------
  Variation margin                                     39,900
-------------------------------------------------------------
Accrued administrative services fees                   11,543
-------------------------------------------------------------
Accrued distribution fees                             826,286
-------------------------------------------------------------
Accrued directors' fees                                 1,281
-------------------------------------------------------------
Accrued transfer agent fees                           247,296
-------------------------------------------------------------
Accrued operating expenses                            213,549
=============================================================
    Total liabilities                              17,007,990
=============================================================
Net assets applicable to shares outstanding    $1,165,761,819
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $  559,726,736
_____________________________________________________________
=============================================================
Class B                                        $  536,449,095
_____________________________________________________________
=============================================================
Class C                                        $   69,585,988
_____________________________________________________________
=============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      31,705,312
_____________________________________________________________
=============================================================
Class B:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      31,552,910
_____________________________________________________________
=============================================================
Class C:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                       4,091,969
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        17.65
-------------------------------------------------------------
  Offering price per share:
  (Net asset value of $17.65 divided by
  95.25%)                                      $        18.53
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        17.00
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        17.01
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)


INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $352,409)                                 $   3,347,976
------------------------------------------------------------
Dividends from affiliated money market
  funds                                            3,011,926
------------------------------------------------------------
Interest                                              32,655
============================================================
    Total investment income                        6,392,557
============================================================

EXPENSES:

Advisory fees                                      5,700,514
------------------------------------------------------------
Administrative services fees                          72,688
------------------------------------------------------------
Custodian fees                                       337,899
------------------------------------------------------------
Distribution fees -- Class A                       1,608,925
------------------------------------------------------------
Distribution fees -- Class B                       3,188,828
------------------------------------------------------------
Distribution fees -- Class C                         385,378
------------------------------------------------------------
Transfer agent fees -- Class A                       814,793
------------------------------------------------------------
Transfer agent fees -- Class B                       835,024
------------------------------------------------------------
Transfer agent fees -- Class C                       100,915
------------------------------------------------------------
Directors' fees                                        7,738
------------------------------------------------------------
Other                                                542,502
============================================================
    Total expenses                                13,595,204
============================================================
Less: Fees waived                                   (866,973)
------------------------------------------------------------
    Expenses paid indirectly                         (17,292)
============================================================
    Net expenses                                  12,710,939
============================================================
Net investment income (loss)                      (6,318,382)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES CONTRACTS AND OPTION
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (237,047,525)
------------------------------------------------------------
  Foreign currencies                                (456,383)
------------------------------------------------------------
  Option contracts written                           481,493
============================================================
                                                (237,022,415)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (247,872,947)
------------------------------------------------------------
  Foreign currencies                                 251,602
------------------------------------------------------------
  Futures contracts                                  794,024
============================================================
                                                (246,827,321)
============================================================
Net gain (loss) from investment securities,
  foreign currencies, futures contracts and
  option contracts                              (483,849,736)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(490,168,118)
____________________________________________________________
============================================================

See Notes to Financial Statements.
 8

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 and the year ended October 31, 2000 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2001              2000
                                                              --------------    --------------
OPERATIONS:
  Net investment income (loss)                                $   (6,318,382)   $   (5,429,162)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (237,022,415)       (3,575,459)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, futures
    contracts and option contracts                              (246,827,321)       22,843,525
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (490,168,118)       13,838,904
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                         (1,427,115)      (22,377,539)
----------------------------------------------------------------------------------------------
  Class B                                                         (1,483,774)      (25,278,124)
----------------------------------------------------------------------------------------------
  Class C                                                           (173,924)       (1,981,428)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         (5,189,362)      420,853,851
----------------------------------------------------------------------------------------------
  Class B                                                        (36,508,261)      399,786,433
----------------------------------------------------------------------------------------------
  Class C                                                          8,501,960        62,117,243
==============================================================================================
    Net increase (decrease) in net assets                       (526,448,594)      846,959,340
==============================================================================================

NET ASSETS:

  Beginning of period                                          1,692,210,413       845,251,073
==============================================================================================
  End of period                                               $1,165,761,819    $1,692,210,413
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,331,061,242    $1,364,256,905
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (6,365,819)          (47,437)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts         (242,235,093)       (2,127,865)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                               83,301,489       330,128,810
==============================================================================================
                                                              $1,165,761,819    $1,692,210,413
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. For the six months ended April 30, 2001, AIM waived fees of $866,973.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $72,688 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $1,092,885 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $1,608,925, $3,188,828 and $385,378, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $163,836 from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $22,705 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 2001, the Fund paid legal fees of $2,414 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $16,028 and reductions in custodian fees of $1,264 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $17,292.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $999,917,916 and $905,526,298, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $115,919,610
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (33,232,646)
=========================================================
Net unrealized appreciation of investment
  securities                                 $ 82,686,964
_________________________________________________________
=========================================================
Investments have the same cost for tax and financial
  statement purposes.


NOTE 7-FUTURES CONTRACTS

On April 30, 2001, $730,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                        NO. OF       MONTH/       MARKET       UNREALIZED
CONTRACT               CONTRACTS   COMMITMENT      VALUE      APPRECIATION
--------               ---------   ----------   -----------   ------------
S&P 500                   38       Jun-01/Buy   $11,915,850     $794,024
__________________________________________________________________________
==========================================================================


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2001 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                    ----------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
                                    ---------    ---------
Beginning of period                      --      $      --
----------------------------------------------------------
Written                               3,280        753,191
----------------------------------------------------------
Closed                               (1,480)      (664,616)
----------------------------------------------------------
Exercised                            (1,108)       (54,523)
----------------------------------------------------------
Expired                                (692)       (34,052)
==========================================================
End of period                            --      $      --
__________________________________________________________
==========================================================

NOTE 9-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 were as follows:

                                                                    APRIL 30, 2001                OCTOBER 31, 2000
                                                              ---------------------------    --------------------------
                                                                SHARES          AMOUNT         SHARES         AMOUNT
                                                              -----------    ------------    ----------    ------------
Sold:
  Class A                                                      10,924,086    $220,989,306    15,127,777    $406,628,704
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,854,227      37,030,712     6,900,851     184,168,116
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,449,711      27,372,967     2,828,982      75,283,012
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          62,001       1,403,678       806,611      20,568,517
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                          68,397       1,494,470       942,086      23,307,209
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                           9,643         210,693        77,109       1,907,682
=======================================================================================================================
Issued in connection with acquisitions:*
  Class A                                                              --              --     7,688,264     213,107,428
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                              --              --    10,539,727     282,469,092
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                              --              --        91,163       2,444,182
=======================================================================================================================
Reacquired:
  Class A                                                     (11,374,018)   (227,582,346)   (8,110,012)   (219,450,798)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      (4,001,647)    (75,033,443)   (3,420,141)    (90,157,984)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,070,163)    (19,081,700)     (670,330)    (17,517,633)
=======================================================================================================================
                                                               (2,077,763)   $(33,195,663)   32,802,087    $882,757,527
_______________________________________________________________________________________________________________________
=======================================================================================================================

 * As of the close of business on June 9, 2000, the Fund acquired all the net assets of AIM Global Growth & Income Fund pursuant to a plan of reorganization approved by AIM Global Growth & Income Fund's shareholders on May 31, 2000. The acquisition was accomplished by a tax-free exchange of 18,319,154 shares of the Fund for 74,783,315 shares of AIM Global Growth & Income Fund outstanding as of the close of business on June 9, 2000. AIM Global Growth & Income Fund's net assets at that date of $498,020,702, including $85,685,863 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,254,996,609.

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                           ----------------------------------------------------------------------
                                                           SIX MONTHS
                                                             ENDED                        YEAR ENDED OCTOBER 31,
                                                           APRIL 30,     --------------------------------------------------------
                                                            2001(a)      2000(a)       1999        1998        1997        1996
                                                           ----------    --------    --------    --------    --------    --------
Net asset value, beginning of period                       $    24.83    $  23.43    $  17.91    $  16.65    $  14.20    $  12.32
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                           (0.07)      (0.03)      (0.10)      (0.05)      (0.04)      (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (7.07)       2.77        6.12        1.74        2.49        2.11
=================================================================================================================================
  Total from investment operations                              (7.14)       2.74        6.02        1.69        2.45        2.10
=================================================================================================================================
Less distributions from net realized gains                      (0.04)      (1.34)      (0.50)      (0.43)         --       (0.22)
=================================================================================================================================
Net asset value, end of period                             $    17.65    $  24.83    $  23.43    $  17.91    $  16.65    $  14.20
=================================================================================================================================
Total return(b)                                                (28.78)%     11.52%      34.43%      10.43%      17.25%      17.26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $  559,727    $796,992    $388,549    $219,050    $178,917    $114,971
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.60%(c)    1.62%       1.67%       1.70%       1.76%       1.93%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.73%(c)    1.63%       1.67%       1.70%       1.76%       1.94%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                        (0.66)%(c)  (0.10)%     (0.57)%     (0.27)%     (0.30)%     (0.13)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            72%        110%         93%         97%         96%         82%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $648,903,283.

                                                                                          CLASS B
                                                           ----------------------------------------------------------------------
                                                           SIX MONTHS
                                                             ENDED                        YEAR ENDED OCTOBER 31,
                                                           APRIL 30,     --------------------------------------------------------
                                                            2001(a)      2000(a)     1999(a)     1998(a)       1997        1996
                                                           ----------    --------    --------    --------    --------    --------
Net asset value, beginning of period                       $    23.98    $  22.78    $  17.52    $  16.39    $  14.05    $  12.26
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.11)      (0.17)      (0.23)      (0.15)      (0.11)      (0.05)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (6.83)       2.71        5.99        1.71        2.45        2.06
=================================================================================================================================
  Total from investment operations                              (6.94)       2.54        5.76        1.56        2.34        2.01
=================================================================================================================================
Less distributions from net realized gains                      (0.04)      (1.34)      (0.50)      (0.43)         --       (0.22)
=================================================================================================================================
Net asset value, end of period                             $    17.00    $  23.98    $  22.78    $  17.52    $  16.39    $  14.05
=================================================================================================================================
Total return(b)                                                (28.96)%     10.95%      33.69%       9.78%      16.65%      16.60%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $  536,449    $806,409    $425,345    $282,456    $224,225    $121,848
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.11%(c)    2.16%       2.23%       2.26%       2.29%       2.48%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.24%(c)    2.17%       2.23%       2.26%       2.29%       2.49%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                        (1.17)%(c)  (0.64)%     (1.13)%     (0.83)%     (0.83)%     (0.69)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            72%        110%         93%         97%         96%         82%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for period less than one year.
(c) Ratios are annualized and based on average daily net assets of $643,051,034.

                                                                                         CLASS C
                                                              -------------------------------------------------------------
                                                                                                             AUGUST 3, 1997
                                                              SIX MONTHS                                      (DATE SALES
                                                                ENDED          YEAR ENDED OCTOBER 31,          COMMENCED)
                                                              APRIL 30,     -----------------------------    TO OCTOBER 31,
                                                               2001(a)      2000(a)    1999(a)    1998(a)         1997
                                                              ----------    -------    -------    -------    --------------
Net asset value, beginning of period                          $    23.98    $ 22.79    $ 17.52    $ 16.39       $   17.39
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.11)     (0.17)     (0.23)     (0.15)          (0.03)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (6.82)      2.70       6.00       1.71           (0.97)
===========================================================================================================================
  Total from investment operations                                 (6.93)      2.53       5.77       1.56           (1.00)
===========================================================================================================================
Less distributions from net realized gains                         (0.04)     (1.34)     (0.50)     (0.43)             --
===========================================================================================================================
Net asset value, end of period                                $    17.01    $ 23.98    $ 22.79    $ 17.52       $   16.39
===========================================================================================================================
Total return(b)                                                   (28.92)%    10.90%     33.69%      9.78%          (5.75)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   69,586    $88,810    $31,356    $11,765       $   1,100
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  2.11%(c)   2.16%      2.23%      2.26%           2.29%(d)
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               2.24%(c)   2.17%      2.23%      2.26%           2.29%(d)
===========================================================================================================================
Ratio of net investment income (loss) to average net assets        (1.17)%(c) (0.64)%    (1.13)%    (0.83)%         (0.83)(d)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                               72%       110%        93%        97%             96%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for period less than one year.
(c)  Ratios are annualized and based on average daily net assets of $77,714,294.
(d)  Annualized.

NOTE 11-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Directors of the Company, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended October 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended October 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended October 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

Neither the Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

ABOUT YOUR FUND'S BOARD

The board of directors is elected by you to look after your interests as a mutual-fund shareholder. Directors' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 directors are independent. In other words, they have no affiliation with AIM except as independent fund directors charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as directors.

  Listed below are the members of the board of directors of your mutual fund and their respective titles.

BOARD OF DIRECTORS                               OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                 Robert H. Graham                        11 Greenway Plaza
Chairman, President and                          Chairman and President                  Suite 100
Chief Executive Officer                                                                  Houston, TX 77046
A I M Management Group Inc.                      Carol F. Relihan
                                                 Senior Vice President and Secretary     INVESTMENT ADVISOR
Bruce L. Crockett
Director                                         Gary T. Crum                            A I M Advisors, Inc.
ACE Limited;                                     Senior Vice President                   11 Greenway Plaza
Formerly Director, President, and                                                        Suite 100
Chief Executive Officer                          Edgar M. Larsen                         Houston, TX 77046
COMSAT Corporation                               Vice President
                                                                                         TRANSFER AGENT
Owen Daly II                                     Dana R. Sutton
Formerly Director                                Vice President and Treasurer            A I M Fund Services, Inc.
Cortland Trust Inc.                                                                      P.O. Box 4739
                                                 Robert G. Alley                         Houston, TX 77210-4739
Albert R. Dowden                                 Vice President
Chairman of the Board of Directors,                                                      CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and      Melville B. Cox
Director, Magellan Insurance Company,            Vice President                          State Street Bank and Trust Company
Formerly Director, President and                                                         225 Franklin Street
Chief Executive Officer,                         Mary J. Benson                          Boston, MA 02110
Volvo Group North America, Inc.; and             Assistant Vice President and
Senior Vice President, AB Volvo                  Assistant Treasurer                     COUNSEL TO THE FUND

Edward K. Dunn Jr.                               Sheri Steward Morris                    Ballard Spahr
Chairman, Mercantile Mortgage Corp.;             Assistant Vice President and            Andrews & Ingersoll, LLP
Formerly Vice Chairman and President,            Assistant Treasurer                     1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and                                                 Philadelphia, PA 19103
President, Mercantile Bankshares                 Juan E. Cabrera, Jr.
                                                 Assistant Secretary                     COUNSEL TO THE DIRECTORS
Jack M. Fields
Chief Executive Officer                          Jim A. Coppedge                         Kramer, Levin, Naftalis & Frankel LLP
Twenty First Century, Inc.;                      Assistant Secretary                     919 Third Avenue
Formerly Member                                                                          New York, NY 10022
of the U.S. House of Representatives             Renee A. Friedli
                                                 Assistant Secretary                     DISTRIBUTOR
Carl Frischling
Partner                                          P. Michelle Grace                       A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP            Assistant Secretary                     11 Greenway Plaza
                                                                                         Suite 100
Prema Mathai-Davis                               John H. Lively                          Houston, TX 77046
Formerly Chief Executive Officer,                Assistant Secretary
YWCA of the U.S.A.
                                                 Nancy L. Martin
Lewis F. Pennock                                 Assistant Secretary
Partner
Pennock & Cooper                                 Ofelia M. Mayo
                                                 Assistant Secretary
Louis S. Sklar
Executive Vice President                         Lisa A. Moss
Hines Interests                                  Assistant Secretary
Limited Partnership
                                                 Kathleen J. Pflueger
                                                 Assistant Secretary

                                                 Stephen R. Rimes
                                                 Assistant Secretary

                                                 Timothy D. Yang
                                                 Assistant Secretary

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
   Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
   Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

   The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
   If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
   Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
   In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
   AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                               RISK YOU UNDERTAKE

                           DEPENDS ON SEVERAL FACTORS:

                           YOUR FINANCIAL OBJECTIVES,

                               YOUR RISK TOLERANCE

                             AND YOUR TIME HORIZON.

                     -------------------------------------

                                  EQUITY FUNDS                                                    FIXED-INCOME FUNDS

             DOMESTIC EQUITY FUNDS            INTERNATIONAL/GLOBAL EQUITY FUNDS                TAXABLE FIXED-INCOME FUNDS

                MORE AGGRESSIVE                         MORE AGGRESSIVE                              MORE AGGRESSIVE

AIM Small Cap Opportunities(1)                AIM Latin American Growth                     AIM Strategic Income
AIM Mid Cap Opportunities(1)                  AIM Developing Markets                        AIM High Yield II
AIM Large Cap Opportunities(2)                AIM European Small Company                    AIM High Yield
AIM Emerging Growth                           AIM Asian Growth                              AIM Income
AIM Small Cap Growth(1)                       AIM Japan Growth                              AIM Global Income
AIM Aggressive Growth                         AIM International Emerging Growth             AIM Floating Rate
AIM Mid Cap Growth                            AIM European Development                      AIM Intermediate Government
AIM Small Cap Equity                          AIM Euroland Growth                           AIM Limited Maturity Treasury
AIM Capital Development                       AIM Global Aggressive Growth                  AIM Money Market
AIM Constellation                             AIM International Equity
AIM Dent Demographic Trends                   AIM Advisor International Value                       MORE CONSERVATIVE
AIM Select Growth                             AIM Worldwide Spectrum
AIM Large Cap Growth                          AIM Global Trends                                TAX-FREE FIXED-INCOME FUNDS
AIM Weingarten                                AIM Global Growth
AIM Mid Cap Equity                                                                                   MORE AGGRESSIVE
AIM Value II                                            MORE CONSERVATIVE
AIM Charter                                                                                 AIM High Income Municipal
AIM Value                                              SECTOR EQUITY FUNDS                  AIM Tax-Exempt Bond of Connecticut
AIM Blue Chip                                                                               AIM Municipal Bond
AIM Basic Value                                          MORE AGGRESSIVE                    AIM Tax-Free Intermediate
AIM Large Cap Basic Value                                                                   AIM Tax-Exempt Cash
AIM Balanced                                  AIM New Technology
AIM Advisor Flex                              AIM Global Telecommunications and Technology          MORE CONSERVATIVE
                                              AIM Global Infrastructure
               MORE CONSERVATIVE              AIM Global Resources
                                              AIM Global Financial Services
                                              AIM Global Health Care
                                              AIM Global Consumer Products and Services
                                              AIM Advisor Real Estate
                                              AIM Global Utilities

                                                        MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
   FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $154 billion in assets for nine million shareholders, including individual investors, corporate clients and financial institutions, as of March 31, 2001.
   The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the eighth-largest mutual fund complex in the United States in assets under management, according to Strategic Insight, an independent mutual fund monitor. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $370 billion in assets under management as of March 31, 2001.

                                                                       GLG-SAR-1

A I M Distributors, Inc.